Exhibit 21.1

Janus Living, Inc.

Subsidiaries

As of August 6, 2026

Entity Name	Jurisdiction of Organization or Formation
Acworth OpCo 1, LLC	Delaware
Acworth PropCo 1, LLC	Delaware
Alewife PropCo 1, LLC	Delaware
Amarillo OpCo 1, LLC	Delaware
Amarillo PropCo 1, LLC	Delaware
Austin OpCo Member, LLC	Delaware
Austin OpCo 1, LLC	Delaware
Austin PropCo Member, LLC	Delaware
Austin PropCo 1, LLC	Delaware
Beaumont OpCo 1, LLC	Delaware
Beaumont PropCo 1, LLC	Delaware
Blue Springs OpCo 1, LLC	Delaware
Bothell OpCo 1, LLC	Delaware
Bothell PropCo 1, LLC	Delaware
Boynton Beach OpCo 1, LLC	Delaware
Boynton Beach PropCo 1, LLC	Delaware
Brandywine GP, LLC	Delaware
Brandywine HoldCo A, LLC	Delaware
Brandywine HoldCo B, LLC	Delaware
Brandywine PropCo 1, LLC	Delaware
Breese OpCo 1, LLC	Delaware
Breese PropCo 1, LLC	Delaware
Carbondale OpCo 1, LLC	Delaware
Carbondale PropCo 1, LLC	Delaware
CCRC – Freedom Fairways Golf Course, LLC	Delaware
CCRC – Freedom Pointe at the Villages, LLC	Delaware
CCRC – Lake Port Square, LLC	Delaware
CCRC – Regency Oaks, LLC	Delaware
CCRC – South Port Square, LLC	Delaware
CCRC HoldCo – Holland, LLC	Delaware
CCRC OpCo – Bradenton, LLC	Delaware
CCRC OpCo – Cypress Village, LLC	Delaware
CCRC OpCo – Freedom Square, LLC	Delaware
CCRC OpCo – Galleria Woods, LLC	Delaware
CCRC OpCo – Gleannloch Farms, LLC	Delaware
CCRC OpCo – Holland, LLC	Delaware
CCRC OpCo – Sun City Center, LLC	Delaware
CCRC OpCo Ventures, LLC	Delaware
CCRC PropCo – Bradenton, LLC	Delaware

CCRC PropCo – Cypress Village, LLC	Delaware
CCRC PropCo – Freedom Plaza, LLC	Delaware
CCRC PropCo – Freedom Square, LLC	Delaware
CCRC PropCo – Galleria Woods, LLC	Delaware
CCRC PropCo – Gleannloch Farms, LLC	Delaware
CCRC PropCo – Holland, LLC	Delaware
CCRC PropCo – Homewood Residence, LLC	Delaware
CCRC PropCo – Lady Lake, LLC	Delaware
CCRC-Brandywine, LLC	Delaware
Columbia OpCo 1, LLC	Delaware
Columbia PropCo 1, LLC	Delaware
Cypress Garden Homes, LLC	Delaware
Decatur OpCo 1, LLC	Delaware
Decatur PropCo 1, LLC	Delaware
Des Peres OpCo 1, LLC	Delaware
Des Peres PropCo 1, LLC	Delaware
Dyer OpCo 1, LLC	Delaware
East Cobb OpCo 1, LLC	Delaware
East Cobb PropCo 1, LLC	Delaware
El Paso OpCo 1, LLC	Delaware
El Paso PropCo 1, LLC	Delaware
FDG-Vintage Park II Property, LLC	Delaware
Fleming Island OpCo 1, LLC	Delaware
Fleming Island PropCo 1, LLC	Delaware
HB NY REIT, LLC	Delaware
HCP MA3 Pennsylvania, LLC	Delaware
HCP MA3 Virginia, LLC	Delaware
HCP S-H OpCo TRS, LLC	Delaware
HCP S-H Sunrise OpCo HoldCo, LLC	Delaware
Janus Fund 1, LLC	Delaware
Janus Living OP, LLC	Maryland
Janus Living TRS, LLC	Delaware
Janus Living TRS 2, LLC	Delaware
Janus Living, Inc.	Maryland
Katy OpCo 1, LLC	Delaware
Katy PropCo 1, LLC	Delaware
Lake Port Square PropCo 1, LLC	Delaware
Lake Seminole Square PropCo 1, LLC	Delaware
Lake Seminole Square, LLC	Delaware
La Vista OpCo 1, LLC	Delaware
La Vista PropCo 1, LLC	Delaware
Lakewood OpCo 1, LLC	Delaware
Lakewood PropCo 1, LLC	Delaware

Lebanon OpCo 1, LLC	Delaware
Lebanon PropCo 1, LLC	Delaware
Leander OpCo 1, LLC	Delaware
Leander PropCo 1, LLC	Delaware
Leesburg OpCo 1, LLC	Delaware
Leesburg PropCo 1, LLC	Delaware
Lexington OpCo Member, LLC	Delaware
Lexington OpCo 1, LLC	Delaware
Lexington PropCo Member, LLC	Delaware
Lexington PropCo 1, LLC	Delaware
LPC OpCo HoldCo, LLC	Delaware
LPC PropCo HoldCo, LLC	Delaware
Lubbock OpCo 1, LLC	Delaware
Lubbock PropCo 1, LLC	Delaware
Lynnwood OpCo 1, LLC	Delaware
Lynnwood PropCo 1, LLC	Delaware
Naples OpCo Member, LLC	Delaware
Naples OpCo 1, LLC	Delaware
Naples PropCo Member, LLC	Delaware
Naples PropCo 1, LLC	Delaware
Nicholasville OpCo 1, LLC	Delaware
Nona Lakes OpCo 1, LLC	Delaware
Nona Lakes PropCo 1, LLC	Delaware
Quadrangle HoldCo A, LLC	Delaware
Quadrangle HoldCo B, LLC	Delaware
Redmond OpCo 1, LLC	Delaware
Redmond PropCo 1, LLC	Delaware
Regency Oaks PropCo 1, LLC	Delaware
Richmond OpCo 1, LLC	Delaware
Richmond PropCo 1, LLC	Delaware
Santa Fe OpCo 1, LLC	Delaware
Santa Fe PropCo 1, LLC	Delaware
Schertz OpCo 1, LLC	Delaware
Schertz PropCo 1, LLC	Delaware
SH 2019 OpCo HoldCo II, LLC	Delaware
S-H OpCo Clear Lake, LLC	Delaware
S-H OpCo First Colony, LLC	Delaware
S-H OpCo Galleria, LLC	Delaware
S-H OpCo Germantown, LLC	Delaware
SH OpCo HoldCo, LLC	Delaware
SH OpCo HoldCo 2, LLC	Delaware
SH OpCo Olney, LLC	Delaware
S-H OpCo Park at Vernon Hills, LLC	Delaware

S-H OpCo Pecan Park, LLC	Delaware
S-H OpCo Terrace Memorial City, LLC	Delaware
S-H OpCo Terrace West, LLC	Delaware
SH OpCo The Fairfax, LLC	Delaware
SH OpCo The Quadrangle, LLC	Delaware
S-H OpCo Vintage Park AL, LLC	Delaware
SH OpCo Vintage Park II, LLC	Delaware
SH PropCo Clear Lake, LLC	Delaware
SH PropCo First Colony, LLC	Delaware
SH PropCo Galleria, LLC	Delaware
SH PropCo Germantown, LLC	Delaware
SH PropCo HoldCo, LLC	Delaware
SH PropCo HoldCo 2, LLC	Delaware
SH PropCo Olney II, LLC	Delaware
SH PropCo Park at Vernon Hills, LLC	Delaware
SH PropCo Pecan Park, LLC	Delaware
SH PropCo Terrace Memorial City, LLC	Delaware
SH PropCo Terrace West, LLC	Delaware
SH PropCo Vintage Park AL, LLC	Delaware
S-H Thirty-Five OpCo - Arvada Meridian, LLC	Delaware
S-H Thirty-Five OpCo - Boulder Meridian, LLC	Delaware
S-H Thirty-Five OpCo - Lakewood Meridian, LLC	Delaware
S-H Thirty-Five OpCo - Lowry, LLC	Delaware
S-H Thirty-Five OpCo - North Richland Hills, LLC	Delaware
S-H Thirty-Five OpCo - Round Rock, LLC	Delaware
S-H Thirty-Five OpCo - San Marcos, LLC	Delaware
S-H Thirty-Five OpCo - Westland Meridian, LLC	Delaware
S-H Thirty-Five PropCo - Arvada Meridian, LLC	Delaware
S-H Thirty-Five PropCo - Boulder Meridian, LLC	Delaware
S-H Thirty-Five PropCo - Lakewood Meridian, LLC	Delaware
S-H Thirty-Five PropCo - Lowry, LLC	Delaware
S-H Thirty-Five PropCo - North Richland Hills 1, LLC	Washington
S-H Thirty-Five PropCo - North Richland Hills 2, LLC	Washington
S-H Thirty-Five PropCo - Round Rock, LLC	Washington
S-H Thirty-Five PropCo - San Marcos, LLC	Washington
S-H Thirty-Five PropCo - Westland Meridian, LLC	Delaware
South Port Square PropCo 1, LLC	Delaware
Spartanburg OpCo 1, LLC	Delaware
Spartanburg PropCo 1, LLC	Delaware
St. Augustine OpCo 1, LLC	Delaware
St. Augustine PropCo 1, LLC	Delaware
St. Charles OpCo 1, LLC	Delaware
Tallahassee OpCo 1, LLC	Delaware

Tallahassee PropCo 1, LLC	Delaware
The Villages PropCo 1, LLC	Delaware
Tucson OpCo Member, LLC	Delaware
Tucson OpCo 1, LLC	Delaware
Tucson PropCo Member, LLC	Delaware
Tucson PropCo 1, LLC	Delaware
West Cobb OpCo 1, LLC	Delaware
West Cobb PropCo 1, LLC	Delaware
Wildwood OpCo 1, LLC	Delaware
Wildwood PropCo 1, LLC	Delaware
Woodridge OpCo 1, LLC	Delaware
Woodstock OpCo 1, LLC	Delaware
Woodstock PropCo 1, LLC	Delaware